UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 8, 2004

                          INTERNATIONAL SURFACING, INC.

             (Exact name of registrant as specified in its charter)



   Delaware                         000-31403                   52-2257557
(State or other                (Commission File No.)         ( IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)

5 Erie Street, Garfield, New Jersey                                   07026
(Address of principal executive office)                            ( Zip Code )

Registrant's telephone Number, including area code:  (973) 253-6131




                                   Copies to:
                             Richard Friedman, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant



On March 22, 2004 the Company's accountants, Tedder, James, Worden & Associates ("Tedder") tendered their resignation as independent accountants to International Surfacing, Inc. (the "Company"). A copy of Tedder's letter of resignation was annexed as Exhibit A to the Form 8-K Current Report filed on April 8, 2004. On March 22, 2004, the Company has retained Jerome Rosenberg, CPA, PC ("Rosenberg") as its independent accountant.

Tedder's reports on the financial statements for December 31, 2002 did not contain any adverse opinions or disclaimers of opinion, nor were they modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Tedder on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Tedder's report did raise certain doubts regarding the Company's ability to continue as a going concern .

The Company has requested that Tedder furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements. A copy of the Tedder letter is annexed hereto as
Exhibit 16.1.

During the two most recent fiscal years, the Company has not consulted with Rosenberg regarding either:

     1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the Company concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

     2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Item 9.01 Financial statements, Pro Forma Financial Statement and Exhibits.



Exhibit A.     Resignation  letter of Tedder,  James Worden & Associates,  Dated
               March 22,  2004.  (Incorporated  by reference to Exhibit A of the
               Form 8-K Current Report filed on April 8, 2004)

Exhibit        16.1  Letter  to  Commission  from  Tedder,   James  &  Worden  &
               Associates  regarding  agreement to  statements  by Registrant In
               Item 4 herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





November 9, 2004                         INTERNATIONAL SURFACING, INC.
                                              (Registrant)

                                         /s/ Samuel Serritella
                                         ---------------------
                                             Samuel Serritella,
                                             President